                                                                   EXHIBIT 10(c)


                         REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of November 30, 1994 by and among Sterling Software, Inc., a Delaware corporation (the "Buyer"), and the former stockholders of KnowledgeWare, Inc., a Georgia corporation (the "Corporation"), listed on the signature page hereto (the "Stockholders").

     WHEREAS, the Buyer, SSI Corporation, a Georgia corporation and a wholly owned subsidiary of the Buyer ("Merger Sub") and the Corporation entered into an Amended and Restated Agreement and Plan of Merger dated as of August 31, 1994 to be effective as of July 31 (the "Merger Agreement"; capitalized terms not defined herein shall have the meanings set forth in the Merger Agreement); and

     WHEREAS, Section 7.13 of the Merger Agreement contemplates that Buyer will enter into this Agreement; and

     WHEREAS, certain of the Stockholders executed Amended and Restated Stockholders Agreements (the "Stockholder Agreements") dated as of August 31, 1994 providing that such Stockholders would vote in favor of the transactions contemplated by the Merger Agreement, and to induce such Stockholders to enter into the Stockholders Agreement, the Buyer has agreed to grant such Stockholders certain registration rights as set forth herein;

     NOW THEREFORE, in consideration of the foregoing and the covenants set forth herein, in the Merger Agreement and the Stockholders Agreements, the Stockholder and Buyer agree as follows:

     1. REGISTRATION RIGHTS. The Buyer shall prepare and file a registration statement (on an appropriate form) under the Securities Act to permit the sale or other disposition, on a delayed or continuous basis, of any or all shares of Buyer Common Stock that have been acquired by or are issuable to the Stockholders with respect to the Shares and the Corporation Options (if such Stockholder is not otherwise able to sell such shares free from restriction under the federal securities laws). The Buyer shall use its reasonable efforts to cause such registration statement to become effective as promptly as reasonably practicable following the filing thereof, and to obtain all consents or waivers of other parties which are required thereof and to keep such registration statement effective for such period as may be reasonably necessary to effect such sale or other disposition; provided, however, Buyer shall not be obligated to keep such registration statement effective after such time as all Stockholders are eligible to sell their shares of Buyer Common Stock pursuant to Rule 144 or 145 under the Securities Act without being subject to volume resale limitations; and provided, further, the Buyer shall not be required to prepare audited financial statements (other than annual audited financial statements) in order to maintain the effectiveness of the registration statement. In connection with any sale by any
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Stockholder of Buyer Common Stock pursuant to such registration statement, such
Stockholder must give and the Buyer must receive written notice of such Stockholder's intention to make such a sale no less than two (2) nor more than twenty (20) business days prior to the date of the proposed sale, which notice shall include the number of shares proposed to be sold, the proposed plan of distribution and the time period during the thirty (30) days following the date of such notice during which the shares may be sold (the "Sale Period"), and such Stockholder shall not, during any Sale Period, deliver any prospectus that is part of such registration statement during any period of time when, but only so long as, the Buyer gives such Stockholder written notice (a "Delay Notice") that the Buyer is in possession of material non-public information that, in the exercise of its reasonable judgement, would be required to be disclosed in such registration statement in order to comply with the Securities Act and the rules and regulations of the SEC thereunder; provided that the Buyer shall promptly provide written notice to such Stockholder when such delay is no longer applicable; provided further that no stockholder shall be so prevented from selling such Buyer Common Stock for a period longer than ninety (90) consecutive days (a "Delay Period") following receipt of a Delay Notice and any two Delay Periods must be at least fifteen (15) days apart.

     2.  INDEMNIFICATION; CONTRIBUTION.

     (a) Indemnification by the Buyer. The Buyer agrees to indemnify and hold harmless each Stockholder, its officers, directors, agents, employees, representatives and each person or entity who controls such Stockholder (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, any amendment or supplement thereto, any prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission contained in any information furnished in writing to the Buyer by such Stockholder for use in the preparation thereof. In connection with an underwritten offering, the Buyer will indemnify the underwriters thereof, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Stockholders.

     (b) Indemnification by Stockholders. In connection with any registration statement in which a Stockholder is participating, each such Stockholder will furnish to the Buyer in writing such information with respect to the name and address of such Stockholder, the amount of Buyer Common Stock held by such Stockholder and the nature of such holdings, and such other information as is required by the Buyer for use in connection with any such registration statement or prospectus and agrees to indemnify and hold harmless the Buyer, its directors, officers, agents, employees, representatives and each person or entity who controls the Buyer (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, any

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amendment or supplement thereto, any prospectus or preliminary prospectus or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent that such untrue statement is contained in or omission arises from any information furnished in writing by such Stockholder for use in the preparation thereof. In no event shall the liability of any selling Stockholder of Buyer Common Stock hereunder be greater in amount than the dollar amount of the proceeds received by such Stockholder upon the sale of the Buyer Common Stock giving rise to such indemnification obligation.

     (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person will claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party (i) a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim or (ii) the named parties to any such action, suit, proceeding or investigation (including any impleaded parties) include both an indemnifying party and an indemnified party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of one additional counsel.

     (d) Contribution. If the indemnification provided for in this Section 2 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any statement of a material fact or omission or alleged omission to state a material fact has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and

                                       3
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opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 2(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2(d), no selling Stockholder shall be required to contribute any amount in excess of the amount by which the total price at which the Buyer Common Stock of such selling Stockholder were offered to the public exceeds the amount of any damages which such selling Stockholder has otherwise been required to pay by reason of such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     If indemnification is available under this Section 2, the indemnifying parties shall indemnify each indemnified party to the full extent provided in
Section 2(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2(d).

     3.  MISCELLANEOUS.

     (a) Expenses. Except as otherwise provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the exercise of registration rights granted hereunder, including fees and expenses of its own counsel.

     (b) Waiver and Amendment. Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

     (c) Entire Agreement; No Third-Party Beneficiary; Severability. Except as otherwise set forth in the Merger Agreement, this Agreement (including other documents and instruments referred to herein or therein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or a governmental entity to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

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     (d)  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to any applicable conflicts of law rules.

     (e) Descriptive Headings. The descriptive headings contained herein are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     (f) Notices. All notices and other communications hereunder shall be in writing and shall be given by overnight courier, by delivering the same in person, by telecopy (with confirmation) or by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          If to the Buyer to:

                    Sterling Software, Inc.
                    8080 N. Central Expressway, Suite 1100
                    Dallas, Texas  75206
                    Telecopier No.:  (214) 750-0905
                    Attention:  President

          with a copy to:

                    Jackson & Walker, L.L.P.
                    901 Main Street, Suite 6000
                    Dallas, Texas  75202
                    Telecopier No.:  (214) 953-5822
                    Attention:  Charles D. Maguire, Jr.

          If to the Stockholder to:

                    Such address as appears on the signature page hereof

Such notice shall be deemed delivered and received on the date on which it is received if sent by overnight courier, hand-delivered or telecopy, or on the fifth business day following the date on which it is so mailed.

     (g) Counterparts. This Agreement and any amendments hereto may be executed in two counterparts, each of which shall be considered one and the same agreement and shall become effective when both counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

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     (h)  Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto.

     (i) Specific Performance. The parties hereto agree that this Agreement may be enforced by either party through specific performance, injunctive relief and other equitable relief. The parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such equitable relief and that this provision is without prejudice to any other rights that the parties hereto may have for any failure to perform this Agreement.

     IN WITNESS WHEREOF, the Stockholders and the Buyer have caused this Registration Rights Agreement to be signed, all as of the date first written above.

                                       BUYER:
                                       -----

                                       STERLING SOFTWARE, INC.


                                       By:  /s/ Jeannette P. Meier
                                          ------------------------------------

                                       Name:    Jeannette P. Meier
                                            ----------------------------------


                                       Title:   Executive Vice President
                                             ---------------------------------
                                                Secretary and General Counsel


Address for Notice:                STOCKHOLDERS:
                                   ------------


347962.07/D

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     IN WITNESS WHEREOF, the Stockholders and the Buyer have caused this
Registration Rights Agreement to be signed, all as of the date first written above.

                                       BUYER:

                                       STERLING SOFTWARE, INC.

                                       By: ______________________________

                                       Name: ____________________________

                                       Title: ___________________________

Address for Notice:             STOCKHOLDERS:

  1606 North Springs Drive       /s/ Rick W. Gossett
---------------------------     --------------------------------------------

  Atlanta GA 30338
---------------------------


---------------------------

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     IN WITNESS WHEREOF, the Stockholders and the Buyer have caused this
Registration Rights Agreement to be signed, all as of the date first written above.

                                     BUYER:

                                     STERLING SOFTWARE, INC.

                                     By: ___________________________

                                     Name __________________________

                                     Title _________________________

Address for Notice:          STOCKHOLDERS:

Old Orchard Road                     INTERNATIONAL BUSINESS MACHINES CORPORATION
Armonk, New York 10504
                                     By: /s/ Lee A. Dayton
                                        -------------------------------

                                     Name: Lee A. Dayton
                                          -----------------------------

                                     Title:General Manager, Real Estate
                                           ----------------------------
                                           and Business Development

                                     A-11
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     IN WITNESS WHEREOF, the Stockholders and the Buyer have caused this
Registration Rights Agreement to be signed, all as of the date first written above.

                                       BUYER:

                                       STERLING SOFTWARE, INC.

                                       By: ______________________________

                                       Name: ____________________________

                                       Title: ___________________________

Address for Notice:             STOCKHOLDERS:

3401 West End Avenue             /s/ Sam A. Brooks
---------------------------     --------------------------------------------
Suite 680
---------------------------
Nashville, TN 37203
---------------------------

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     IN WITNESS WHEREOF, the Stockholders and the Buyer have caused this
Registration Rights Agreement to be signed, all as of the date first written above.

                                       BUYER:

                                       STERLING SOFTWARE, INC.

                                       By: ______________________________

                                       Name: ____________________________

                                       Title: ___________________________

Address for Notice:             STOCKHOLDERS:

Tuppenney House                  /s/ James Martin
---------------------------     --------------------------------------------

Tuckerstown, HS02
---------------------------

Bermuda
---------------------------

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     IN WITNESS WHEREOF, the Stockholders and the Buyer have caused this
Registration Rights Agreement to be signed, all as of the date first written above.

                                       BUYER:

                                       STERLING SOFTWARE, INC.

                                       By: ______________________________

                                       Name: ____________________________

                                       Title: ___________________________

Address for Notice:             STOCKHOLDERS:

                                            /s/ P. E. Sadler
___________________________     --------------------------------------------

___________________________

___________________________

     IN WITNESS WHEREOF, the Stockholders and the Buyer have caused this Registration Rights Agreement to be signed, all as of the date first written above.

                                       BUYER:

                                       STERLING SOFTWARE, INC.

                                       By: ______________________________

                                       Name: ____________________________

                                       Title: ___________________________

Address for Notice:             STOCKHOLDERS:

                                          /s/ J. William Scruggs
___________________________     --------------------------------------------

___________________________

___________________________

     IN WITNESS WHEREOF, the Stockholders and the Buyer have caused this Registration Rights Agreement to be signed, all as of the date first written above.

                                       BUYER:

                                       STERLING SOFTWARE, INC.

                                       By: ______________________________

                                       Name: ____________________________

                                       Title: ___________________________

Address for Notice:             STOCKHOLDERS:

  1431 Garmon Ferry Rd                  /s/ Francis Tarkenton
---------------------------     --------------------------------------------

  Atlanta, GA 30326
---------------------------


___________________________

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     IN WITNESS WHEREOF, the Stockholders and the Buyer have caused this
Registration Rights Agreement to be signed, all as of the date first written above.

                                       BUYER:

                                       STERLING SOFTWARE, INC.

                                       By: ______________________________

                                       Name: ____________________________

                                       Title: ___________________________

Address for Notice:             STOCKHOLDERS:    /s/  Rick W. Gossett

  Tarkenton Group Inc.           by Tarkenton Group, Inc.
---------------------------     --------------------------------------------

  3340 Peachtree Road                    President
---------------------------

  Atlanta GA 30326
---------------------------

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     IN WITNESS WHEREOF, the Stockholders and the Buyer have caused this
Registration Rights Agreement to be signed, all as of the date first written above.

                                       BUYER:

                                       STERLING SOFTWARE, INC.

                                       By: ______________________________

                                       Name: ____________________________

                                       Title: ___________________________

Address for Notice:             STOCKHOLDERS:

2660 Peachtree Rd.N.W                         /s/ R. M. Haddrill
---------------------------     --------------------------------------------
#23H
---------------------------
Atlanta GA 30325
---------------------------

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